Exhibit 10.52


                               AMENDMENT AGREEMENT

            This AMENDMENT AGREEMENT (this "Amendment"), dated as of March 25, 2002, by and among Balanced Care Corporation, a Delaware corporation ("BCC"), the other parties listed on Schedule 1 attached hereto, all of which are Delaware corporations and are direct or indirect wholly owned subsidiaries of BCC (together with BCC, collectively, the "Pledgor"), the parties listed on
Schedule 2 attached hereto, all of which are Delaware corporations (individually, a "Company" and collectively, the "Companies"), and VXM Investments Limited, a Cayman Islands corporation ("VXM"), HR Investments Limited, a Cayman Islands corporation, and RH Investments Limited, a Cayman Islands corporation (collectively, the "Lenders"), amends the Stock Pledge Agreement, dated as of April 4, 2001 by and, among the parties hereto (as so amended and as may be further amended, modified or supplemented from time to time, the "Stock Pledge Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Stock Pledge Agreement.

            WHEREAS, in connection with an advance being made by the Lenders to BCC on the date hereof pursuant to the Tenth Amendment Agreement, dated the date hereof, to the Loan Agreement, the parties hereto desire to amend the Stock Pledge Agreement to add a corporation as an additional Pledgor and to add certain corporations as additional Companies; and

            WHEREAS, the parties hereto will execute and deliver such other documents and instruments necessary to carry out the terms of the Stock Pledge Agreement.

            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS TO STOCK PLEDGE AGREEMENT.

            1.1 Schedule 2 to the Stock Pledge Agreement is hereby amended and restated in its entirety as attached hereto.

            1.2 Schedule 3 to the Stock Pledge Agreement is hereby amended and restated in its entirety as attached hereto.

            SECTION 2. MISCELLANEOUS.

            2.1 The Pledgor and each Company jointly and severally represent and warrant to the Lenders and the Agent that:

            (a) The Pledgor and each Company have the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

            (b) No consent of any other person (including, without limitation, shareholders or creditors of the Pledgor or any Company, and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment;

            (c) This Amendment has been duly executed and delivered on behalf of the Pledgor and each Company by a duly authorized officer , and constitutes a legal, valid and binding obligation of the Pledgor and each Company enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

            (d) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Pledgor or Company.

            2.2 Except as herein expressly amended, the Stock Pledge Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

            2.3 All references to the Stock Pledge Agreement in the Loan Agreement, the Security Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean such agreement as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

            2.4 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

            2.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

            2.6 This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            2.7 The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

                                    * * * * *

IN WITNESS WHEREOF, Pledgor, each Company, the Lenders and the Agent have caused this Amendment to be duly executed and delivered, all as of the day and year first above written.

                                    PLEDGOR:


                                    BALANCED CARE CORPORATION


                                    By:    /s/Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Senior Vice President and Legal
                                           Counsel

                                    BALANCED CARE REALTY I, INC.
                                    BALANCED CARE REALTY II, INC.
                                    BALANCED CARE REALTY III, INC.
                                    BALANCED CARE REALTY IV, INC.
                                    BALANCED CARE REALTY V, INC.
                                    BALANCED CARE REALTY VI, INC.
                                    BALANCED CARE REALTY VII, INC.
                                    BALANCED CARE REALTY VIII, INC.
                                    BALANCED CARE REALTY IX, INC.
                                    BALANCED CARE REALTY X, INC.
                                    BALANCED CARE REALTY XI, INC.
                                    BALANCED CARE REALTY XII, INC.
                                    BALANCED CARE REALTY XIII, INC.
                                    BALANCED CARE REALTY XIV, INC.
                                    BALANCED CARE REALTY XV, INC.
                                    BALANCED CARE REALTY XVI, INC.
                                    BALANCED CARE REALTY XVII, INC.
                                    BALANCED CARE REALTY XVIII, INC.
                                    BALANCED CARE REALTY XIX, INC.
                                    BALANCED CARE REALTY XX, INC.
                                    BALANCED CARE REALTY XXI, INC.
                                    BALANCED CARE REALTY XXII, INC.
                                    BALANCED CARE REALTY XXIII, INC.
                                    BALANCED CARE REALTY XXIV, INC.
                                    BALANCED CARE REALTY XXV, INC.

                                    By:    /s/Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    PLEDGOR:

                                    BALANCED CARE REALTY XXVI, INC.
                                    BALANCED CARE REALTY XXVII, INC.
                                    BALANCED CARE REALTY XXVIII, INC.
                                    BALANCED CARE REALTY XXIX, INC.
                                    BALANCED CARE REALTY XXX, INC.
                                    BALANCED CARE REALTY XXXI, INC.
                                    BALANCED CARE REALTY XXXII, INC.
                                    BALANCED CARE REALTY XXXIII, INC.
                                    BALANCED CARE REALTY XXXIV, INC.
                                    BALANCED CARE REALTY XXXV, INC.
                                    BALANCED CARE REALTY XXXVI, INC.
                                    BALANCED CARE REALTY XXXVII, INC.
                                    BALANCED CARE REALTY XXXVIII, INC.
                                    BALANCED CARE REALTY XXXIX, INC.
                                    BCC AT HARRISBURG, INC.
                                    BALANCED CARE AT TALLAHASSEE, INC.
                                    BALANCED CARE AT PENSACOLA, INC.
                                    BALANCED CARE AT HILLIARD, INC.
                                    BALANCED CARE AT AKRON, INC.
                                    BALANCED CARE AT YORK, INC.
                                    BALANCED CARE AT HAGERSTOWN, INC.
                                    BALANCED CARE AT BRISTOL, INC.
                                    BALANCED CARE AT JOHNSON CITY, INC.
                                    BALANCED CARE AT MURFREESBORO, INC.
                                    BALANCED CARE AT TEAY'S VALLEY, INC.
                                    BALANCED  CARE AT LAKEMONT FARMS, INC.


                                    By:    /s/Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    COMPANIES:

                                    BALANCED CARE REALTY AT ALTOONA, INC.
                                    BALANCED CARE REALTY AT BERWICK, INC.
                                    BALANCED CARE REALTY AT LEWISTOWN, INC.
                                    BALANCED CARE REALTY AT MANSFIELD, INC.
                                    BALANCED CARE REALTY AT MARTINSBURG, INC.
                                    BALANCED CARE REALTY AT MAUMELLE, INC.
                                    BALANCED CARE REALTY AT MOUNTAIN HOME, INC.
                                    BALANCED CARE REALTY AT PECKVILLE, INC.
                                    BALANCED CARE REALTY AT READING, INC.
                                    BALANCED CARE REALTY AT SCRANTON, INC.
                                    BALANCED CARE REALTY AT SHERWOOD, INC.
                                    BALANCED CARE REALTY AT STATE COLLEGE, INC.
                                    BCC AT WEST VIEW, INC.
                                    BCC AT MID-VALLEY, INC.
                                    BCC AT OLD FORGE, INC.
                                    BCC AT BLOOMSBURG, INC.
                                    BCC AT KINGSTON I, INC.
                                    BCC AT KINGSTON II, INC.
                                    BCC AT BLAKELY, INC.
                                    EXTENDED CARE OPERATORS OF
                                    HARRISBURG, L.L.C.
                                    BCC AT HARRISBURG, INC.
                                    C & G HEALTHCARE AT TALLAHASEE,
                                    L.L.C.

                                    By:    /s/Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    COMPANIES:

                                    C & G HEALTHCARE AT PENSACOLA L.L.C.
                                    ELDER CARE OPERATORS OF LAKEMONT FARMS, LLC
                                    ELDER CARE OPERATORS OF HILLIARD, LLC
                                    ELDER CARE OPERATORS OF AKRON, LLC ELDER
                                    CARE OPERATORS OF YORK, LLC C & G HEALTHCARE
                                    AT HAGERSTOWN LLC ELDER CARE OPERATORS OF
                                    BRISTOL LLC C & G HEALTH CARE AT JOHNSON
                                    CITY, L.C.C.
                                    ELDER CARE OPERATORS OF MURFREESBORO LLC
                                    C & G HEALTHCARE AT TEAY'S VALLEY L.C.C.
                                    BALANCED CARE AT TALLAHASSEE, INC.
                                    BALANCED CARE AT PENSACOLA, INC.
                                    BALANCED CARE AT LAKEMONT FARMS, INC.
                                    BALANCED CARE AT HILLIARD, INC.
                                    BALANCED CARE AT AKRON, INC.
                                    BALANCED CARE AT YORK, INC.
                                    BALANCED CARE AT HAGERSTOWN, INC.
                                    BALANCED CARE AT BRISTOL, INC.
                                    BALANCED CARE AT JOHNSON CITY, INC.
                                    BALANCED CARE AT MURFREESBORO, INC.
                                    BALANCED CARE AT TEAY'S VALLEY, INC.
                                    BCC AT DARLINGTON, INC.
                                    BALANCED CARE AT BUTLER, INC.
                                    BALANCED CARE AT EYERS GROVE, INC.
                                    BALANCED CARE AT NORTH RIDGE, INC.
                                    BALANCED CARE AT SARVER, INC.
                                    BALANCED CARE REALTY (OFC), INC.
                                    BALANCED CARE AT MEDINA, INC.
                                    BALANCED CARE AT CENTERVILLE, INC.
                                    BALANCED CARE AT SHIPPENSBURG, INC.

                                    By:    /s/Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    AGENT:

                                    VXM INVESTMENTS LIMITED, as Agent

                                    By:    /s/J.B. Unsworth
                                    Name:  J.B. Unsworth
                                    Title: Director

                                    LENDERS:

                                    VXM INVESTMENTS LIMITED, as Lender

                                    By:    /s/J.B. Unsworth
                                    Name:  J.B. Unsworth
                                    Title: Director

                                    HR INVESTMENTS LIMITED

                                    By:    /s/J.B. Unsworth
                                    Name:  J.B. Unsworth
                                    Title: Director

                                    RH INVESTMENTS LIMITED

                                    By:    /s/J.B. Unsworth
                                    Name:  J.B. Unsworth
                                    Title: Director

                                  SCHEDULE 2

                                  COMPANIES


BALANCED CARE REALTY AT ALTOONA, INC.
BALANCED CARE REALTY AT BERWICK, INC.
BALANCED CARE REALTY AT LEWISTOWN, INC.
BALANCED CARE REALTY AT MANSFIELD, INC.
BALANCED CARE REALTY AT MARTINSBURG, INC.
BALANCED CARE REALTY AT MAUMELLE, INC.
BALANCED CARE REALTY AT MOUNTAIN HOME, INC.
BALANCED CARE REALTY AT PECKVILLE, INC.
BALANCED CARE REALTY AT READING, INC.
BALANCED CARE REALTY AT SCRANTON, INC.
BALANCED CARE REALTY AT SHERWOOD, INC.
BALANCED CARE REALTY AT STATE COLLEGE, INC.
BCC AT WEST VIEW, INC.
BCC AT MID-VALLEY, INC.
BCC AT OLD FORGE, INC.
BCC AT BLOOMSBURG, INC.
BCC AT KINGSTON I, INC.
BCC AT KINGSTON II, INC.
BCC AT BLAKELY, INC.
EXTENDED CARE OPERATORS OF HARRISBURG, L.L.C.
BCC AT HARRISBURG, INC.
C & G HEALTHCARE AT TALLAHASEE, L.L.C.
C & G HEALTHCARE AT PENSACOLA L.L.C.
ELDER CARE OPERATORS OF LAKEMONT FARMS, LLC
ELDER CARE OPERATORS OF HILLIARD, LLC
ELDER CARE OPERATORS OF AKRON, LLC
ELDER CARE OPERATORS OF YORK, LLC
C & G HEALTHCARE AT HAGERSTOWN LLC
ELDER CARE OPERATORS OF BRISTOL LLC
C & G HEALTH CARE AT JOHNSON CITY, L.C.C.
ELDER CARE OPERATORS OF MURFREESBORO LLC
C & G HEALTHCARE AT TEAY'S VALLEY L.C.C.
BALANCED CARE AT TALLAHASSEE, INC.
BALANCED CARE AT PENSACOLA, INC.
BALANCED CARE AT LAKEMONT FARMS, INC.
BALANCED CARE AT HILLIARD, INC.
BALANCED CARE AT AKRON, INC.
BALANCED CARE AT YORK, INC.
BALANCED CARE AT HAGERSTOWN, INC.
BALANCED CARE AT BRISTOL, INC.
BALANCED CARE AT JOHNSON CITY, INC.

BALANCED CARE AT MURFREESBORO, INC.
BALANCED CARE AT TEAY'S VALLEY, INC.
BCC AT DARLINGTON, INC.
BALANCED CARE AT BUTLER, INC.
BALANCED CARE AT EYERS GROVE, INC.
BALANCED CARE AT NORTH RIDGE, INC.
BALANCED CARE AT SARVER, INC.
BALANCED CARE REALTY (OFC), INC.
BALANCED CARE AT MEDINA, INC.
BALANCED CARE AT CENTERVILLE, INC.
BALANCED CARE AT SHIPPENSBURG, INC.

                                  SCHEDULE 3

                                 CERTIFICATES


         ISSUER                HOLDER         CERTIFICATE          No.
                                                  NO.          Shares/Units
Balanced Care Realty      Balanced Care            1                25
at Altoona, Inc.          Corporation
Balanced Care Realty      Balanced Care            2                25
at Altoona, Inc.          Realty  I,
                          Inc.
Balanced Care Realty      Balanced Care            3                25
at Altoona, Inc.          Realty  II,
                          Inc.
Balanced Care Realty      Balanced Care            4                25
at Altoona, Inc.          Realty  III,
                          Inc.
Balanced Care Realty      Balanced Care            5                25
at Altoona, Inc.          Realty  IV,
                          Inc.
Balanced Care Realty      Balanced Care            6                25
at Altoona, Inc.          Realty  V,
                          Inc.
Balanced Care Realty      Balanced Care            7                25
at Altoona, Inc.          Realty  VI,
                          Inc.
Balanced Care Realty      Balanced Care            8                25
at Altoona, Inc.          Realty  VII,
                          Inc.
Balanced Care Realty      Balanced Care            9                25
at Altoona, Inc.          Realty  VIII,
                          Inc.
Balanced Care Realty      Balanced Care           10                25
at Altoona, Inc.          Realty  IX,
                          Inc.
Balanced Care Realty      Balanced Care           11                25
at Altoona, Inc.          Realty  X,
                          Inc.
Balanced Care Realty      Balanced Care           12                25
at Altoona, Inc.          Realty  XI,
                          Inc.
Balanced Care Realty      Balanced Care           13                25
at Altoona, Inc.          Realty  XII,
                          Inc.
Balanced Care Realty      Balanced Care           14                25
at Altoona, Inc.          Realty  XIII,
                          Inc.
Balanced Care Realty      Balanced Care           15                25
at Altoona, Inc.          Realty  XIV,
                          Inc.

Balanced Care Realty      Balanced Care           16                25
at Altoona, Inc.          Realty  XV,
                          Inc.
Balanced Care Realty      Balanced Care           17                25
at Altoona, Inc.          Realty  XVI,
                          Inc.
Balanced Care Realty      Balanced Care           18                25
at Altoona, Inc.          Realty  XVII,
                          Inc.
Balanced Care Realty      Balanced Care           19                25
at Altoona, Inc.          Realty  XVIII,
                          Inc.
Balanced Care Realty      Balanced Care           20                25
at Altoona, Inc.          Realty  XIX,
                          Inc.
Balanced Care Realty      Balanced Care           21                25
at Altoona, Inc.          Realty  XX,
                          Inc.
Balanced Care Realty      Balanced Care           22                25
at Altoona, Inc.          Realty  XXI,
                          Inc.
Balanced Care Realty      Balanced Care           23                25
at Altoona, Inc.          Realty  XXII,
                          Inc.
Balanced Care Realty      Balanced Care           24                25
at Altoona, Inc.          Realty  XXIII,
                          Inc.
Balanced Care Realty      Balanced Care           25                25
at Altoona, Inc.          Realty  XXIV,
                          Inc.
Balanced Care Realty      Balanced Care           26                25
at Altoona, Inc.          Realty  XXV,
                          Inc.
Balanced Care Realty      Balanced Care           27                25
at Altoona, Inc.          Realty  XXVI,
                          Inc.
Balanced Care Realty      Balanced Care           28                25
at Altoona, Inc.          Realty  XXVII,
                          Inc.
Balanced Care Realty      Balanced Care           29                25
at Altoona, Inc.          Realty
                          XXVIII, Inc.
Balanced Care Realty      Balanced Care           30                25
at Altoona, Inc.          Realty XXIX,
                          Inc.
Balanced Care Realty      Balanced Care           31                25
at Altoona, Inc.          Realty  XXX,
                          Inc.
Balanced Care Realty      Balanced Care           32                25
at Altoona, Inc.          Realty  XXXI,
                          Inc.

Balanced Care Realty      Balanced Care           33                25
at Altoona, Inc.          Realty  XXXII,
                          Inc.
Balanced Care Realty      Balanced Care           34                25
at Altoona, Inc.          Realty
                          XXXIII, Inc.
Balanced Care Realty      Balanced Care           35                25
at Altoona, Inc.          Realty  XXXIV,
                          Inc.
Balanced Care Realty      Balanced Care           36                25
at Altoona, Inc.          Realty  XXXV,
                          Inc.
Balanced Care Realty      Balanced Care           37                25
at Altoona, Inc.          Realty  XXXVI,
                          Inc.
Balanced Care Realty      Balanced Care           38                25
at Altoona, Inc.          Realty
                          XXXVII, Inc.
Balanced Care Realty      Balanced Care           39                25
at Altoona, Inc.          Realty
                          XXXVIII, Inc.
Balanced Care Realty      Balanced Care           40                25
at Altoona, Inc.          Realty  XXXIX,
                          Inc.
Balanced Care Realty      Balanced Care            1                25
at Berwick, Inc.          Corporation
Balanced Care Realty      Balanced Care            2                25
Berwick, Inc.             Realty  I,
                          Inc.
Balanced Care Realty      Balanced Care            3                25
Berwick, Inc.             Realty  II,
                          Inc.
Balanced Care Realty      Balanced Care            4                25
Berwick, Inc.             Realty  III,
                          Inc.
Balanced Care Realty      Balanced Care            5                25
at Berwick, Inc.          Realty  IV,
                          Inc.
Balanced Care Realty      Balanced Care            6                25
at Berwick, Inc.          Realty  V,
                          Inc.
Balanced Care Realty      Balanced Care            7                25
at Berwick, Inc.          Realty  VI,
                          Inc.
Balanced Care Realty      Balanced Care            8                25
at Berwick, Inc.          Realty  VII,
                          Inc.
Balanced Care Realty      Balanced Care            9                25
at Berwick, Inc.          Realty  VIII,
                          Inc.
Balanced Care Realty      Balanced Care           10                25
at Berwick, Inc.          Realty  IX,
                          Inc.

Balanced Care Realty      Balanced Care           11                25
at Berwick, Inc.          Realty  X,
                          Inc.
Balanced Care Realty      Balanced Care           12                25
at Berwick, Inc.          Realty  XI,
                          Inc.
Balanced Care Realty      Balanced Care           13                25
at Berwick, Inc.          Realty  XII,
                          Inc.
Balanced Care Realty      Balanced Care           14                25
at Berwick, Inc.          Realty  XIII,
                          Inc.
Balanced Care Realty      Balanced Care           15                25
at Berwick, Inc.          Realty  XIV,
                          Inc.
Balanced Care Realty      Balanced Care           16                25
at Berwick, Inc.          Realty  XV,
                          Inc.
Balanced Care Realty      Balanced Care           17                25
at Berwick, Inc.          Realty  XVI,
                          Inc.
Balanced Care Realty      Balanced Care           18                25
at Berwick, Inc.          Realty  XVII,
                          Inc.
Balanced Care Realty      Balanced Care           19                25
at Berwick, Inc.          Realty  XVIII,
                          Inc.
Balanced Care Realty      Balanced Care           20                25
at Berwick, Inc.          Realty  XIX,
                          Inc.
Balanced Care Realty      Balanced Care           21                25
at Berwick, Inc.          Realty  XX,
                          Inc.
Balanced Care Realty      Balanced Care           22                25
at Berwick, Inc.          Realty  XXI,
                          Inc.
Balanced Care Realty      Balanced Care           23                25
at Berwick, Inc.          Realty  XXII,
                          Inc.
Balanced Care Realty      Balanced Care           24                25
at Berwick, Inc.          Realty  XXIII,
                          Inc.
Balanced Care Realty      Balanced Care           25                25
at Berwick, Inc.          Realty  XXIV,
                          Inc.
Balanced Care Realty      Balanced Care           26                25
at Berwick, Inc.          Realty  XXV,
                          Inc.
Balanced Care Realty      Balanced Care           27                25
at Berwick, Inc.          Realty  XXVI,
                          Inc.
Balanced Care Realty      Balanced Care           28                25
at Berwick, Inc.          Realty  XXVII,
                          Inc.


Balanced Care Realty      Balanced Care           29                25
at Berwick, Inc.          Realty
                          XXVIII, Inc.
Balanced Care Realty      Balanced Care           30                25
at Berwick, Inc.          Realty  XXIX,
                          Inc.
Balanced Care Realty      Balanced Care           31                25
at Berwick, Inc.          Realty  XXX,
                          Inc.
Balanced Care Realty      Balanced Care           32                25
at Berwick, Inc.          Realty  XXXI,
                          Inc.
Balanced Care Realty      Balanced Care           33                25
at Berwick, Inc.          Realty  XXXII,
                          Inc.
Balanced Care Realty      Balanced Care           34                25
at Berwick, Inc.          Realty
                          XXXIII, Inc.
Balanced Care Realty      Balanced Care           35                25
at Berwick, Inc.          Realty  XXXIV,
                          Inc.
Balanced Care Realty      Balanced Care           36                25
at Berwick, Inc.          Realty  XXXV,
                          Inc.
Balanced Care Realty      Balanced Care           37                25
at Berwick, Inc.          Realty  XXXVI,
                          Inc.
Balanced Care Realty      Balanced Care           38                25
at Berwick, Inc.          Realty
                          XXXVII, Inc.
Balanced Care Realty      Balanced Care           39                25
at Berwick, Inc.          Realty
                          XXXVIII, Inc.
Balanced Care Realty      Balanced Care           40                25
at Berwick, Inc.          Realty  XXXIX,
                          Inc.
Balanced Care Realty      Balanced Care            1                25
at Lewistown, Inc.        Corporation
Balanced Care Realty      Balanced Care            2                25
at Lewistown, Inc.        Realty  I,
                          Inc.
Balanced Care Realty      Balanced Care            3                25
at Lewistown, Inc.        Realty  II,
                          Inc.
Balanced Care Realty      Balanced Care            4                25
at Lewistown, Inc.        Realty  III,
                          Inc.
Balanced Care Realty      Balanced Care            5                25
at Lewistown, Inc.        Realty  IV,
                          Inc.

Balanced Care Realty      Balanced Care            6                25
at Lewistown, Inc.        Realty  V,
                          Inc.
Balanced Care Realty      Balanced Care            7                25
at Lewistown, Inc.        Realty  VI,
                          Inc.
Balanced Care Realty      Balanced Care            8                25
at Lewistown, Inc.        Realty  VII,
                          Inc.
Balanced Care Realty      Balanced Care            9                25
at Lewistown, Inc.        Realty  VIII,
                          Inc.
Balanced Care Realty      Balanced Care           10                25
at Lewistown, Inc.        Realty  IX,
                          Inc.
Balanced Care Realty      Balanced Care           11                25
at Lewistown, Inc.        Realty  X,
                          Inc.
Balanced Care Realty      Balanced Care           12                25
at Lewistown, Inc.        Realty  XI,
                          Inc.
Balanced Care Realty      Balanced Care           13                25
at Lewistown, Inc.        Realty  XII,
                          Inc.
Balanced Care Realty      Balanced Care           14                25
at Lewistown, Inc.        Realty  XIII,
                          Inc.
Balanced Care Realty      Balanced Care           15                25
at Lewistown, Inc.        Realty  XIV,
                          Inc.
Balanced Care Realty      Balanced Care           16                25
at Lewistown, Inc.        Realty  XV,
                          Inc.
Balanced Care Realty      Balanced Care           17                25
at Lewistown, Inc.        Realty  XVI,
                          Inc.
Balanced Care Realty      Balanced Care           18                25
at Lewistown, Inc.        Realty  XVII,
                          Inc.
Balanced Care Realty      Balanced Care           19                25
at Lewistown, Inc.        Realty  XVIII,
                          Inc.
Balanced Care Realty      Balanced Care           20                25
at Lewistown, Inc.        Realty  XIX,
                          Inc.
Balanced Care Realty      Balanced Care           21                25
at Lewistown, Inc.        Realty  XX,
                          Inc.
Balanced Care Realty      Balanced Care           22                25
at Lewistown, Inc.        Realty  XXI,
                          Inc.

Balanced Care Realty      Balanced Care           23                25
at Lewistown, Inc.        Realty  XXII,
                          Inc.
Balanced Care Realty      Balanced Care           24                25
at Lewistown, Inc.        Realty  XXIII,
                          Inc.
Balanced Care Realty      Balanced Care           25                25
at Lewistown, Inc.        Realty  XXIV,
                          Inc.
Balanced Care Realty      Balanced Care           26                25
at Lewistown, Inc.        Realty  XXV,
                          Inc.
Balanced Care Realty      Balanced Care           27                25
at Lewistown, Inc.        Realty  XXVI,
                          Inc.
Balanced Care Realty      Balanced Care           28                25
at Lewistown, Inc.        Realty  XXVII,
                          Inc.
Balanced Care Realty      Balanced Care           29                25
at Lewistown, Inc.        Realty
                          XXVIII, Inc.
Balanced Care Realty      Balanced Care           30                25
at Lewistown, Inc.        Realty  XXIX,
                          Inc.
Balanced Care Realty      Balanced Care           31                25
at Lewistown, Inc.        Realty  XXX,
                          Inc.
Balanced Care Realty      Balanced Care           32                25
at Lewistown, Inc.        Realty  XXXI,
                          Inc.
Balanced Care Realty      Balanced Care           33                25
at Lewistown, Inc.        Realty  XXXII,
                          Inc.
Balanced Care Realty      Balanced Care           34                25
at Lewistown, Inc.        Realty
                          XXXIII, Inc.
Balanced Care Realty      Balanced Care           35                25
at Lewistown, Inc.        Realty  XXXIV,
                          Inc.
Balanced Care Realty      Balanced Care           36                25
at Lewistown, Inc.        Realty  XXXV,
                          Inc.
Balanced Care Realty      Balanced Care           37                25
at Lewistown, Inc.        Realty  XXXVI,
                          Inc.
Balanced Care Realty      Balanced Care           38                25
at Lewistown, Inc.        Realty
                          XXXVII, Inc.
Balanced Care Realty      Balanced Care           39                25
at Lewistown, Inc.        Realty XXXVIII, Inc.
Balanced Care Realty      Balanced Care
at Lewistown, Inc.        Realty  XXXIX,          40                25
                          Inc.

Balanced Care Realty      Balanced Care            1                25
at Peckville, Inc.        Corporation
Balanced Care Realty      Balanced Care            2                25
at Peckville, Inc.        Realty  I,
                          Inc.
Balanced Care Realty      Balanced Care            3                25
at Peckville, Inc.        Realty  II,
                          Inc.
Balanced Care Realty      Balanced Care            4                25
at Peckville, Inc.        Realty  III,
                          Inc.
Balanced Care Realty      Balanced Care            5                25
at Peckville, Inc.        Realty  IV,
                          Inc.
Balanced Care Realty      Balanced Care            6                25
at Peckville, Inc.        Realty  V,
                          Inc.
Balanced Care Realty      Balanced Care            7                25
at Peckville, Inc.        Realty  VI,
                          Inc.
Balanced Care Realty      Balanced Care            8                25
at Peckville, Inc.        Realty  VII,
                          Inc.
Balanced Care Realty      Balanced Care            9                25
at Peckville, Inc.        Realty  VIII,
                          Inc.
Balanced Care Realty      Balanced Care           10                25
at Peckville, Inc.        Realty  IX,
                          Inc.
Balanced Care Realty      Balanced Care           11                25
at Peckville, Inc.        Realty  X,
                          Inc.
Balanced Care Realty      Balanced Care           12                25
at Peckville, Inc.        Realty  XI,
                          Inc.
Balanced Care Realty      Balanced Care           13                25
at Peckville, Inc.        Realty  XII,
                          Inc.
Balanced Care Realty      Balanced Care           14                25
at Peckville, Inc.        Realty  XIII,
                          Inc.
Balanced Care Realty      Balanced Care           15                25
at Peckville, Inc.        Realty  XIV,
                          Inc.
Balanced Care Realty      Balanced Care           16                25
at Peckville, Inc.        Realty  XV,
                          Inc.
Balanced Care Realty      Balanced Care           17                25
at Peckville, Inc.        Realty  XVI,
                          Inc.

Balanced Care Realty      Balanced Care           18                25
at Peckville, Inc.        Realty  XVII,
                          Inc.
Balanced Care Realty      Balanced Care           19                25
at Peckville, Inc.        Realty  XVIII,
                          Inc.
Balanced Care Realty      Balanced Care           20                25
at Peckville, Inc.        Realty  XIX,
                          Inc.
Balanced Care Realty      Balanced Care           21                25
at Peckville, Inc.        Realty  XX,
                          Inc.
Balanced Care Realty      Balanced Care           22                25
at Peckville, Inc.        Realty  XXI,
                          Inc.
Balanced Care Realty      Balanced Care           23                25
at Peckville, Inc.        Realty  XXII,
                          Inc.
Balanced Care Realty      Balanced Care           24                25
at Peckville, Inc.        Realty  XXIII,
                          Inc.
Balanced Care Realty      Balanced Care           25                25
at Peckville, Inc.        Realty  XXIV,
                          Inc.
Balanced Care Realty      Balanced Care           26                25
at Peckville, Inc.        Realty  XXV,
                          Inc.
Balanced Care Realty      Balanced Care           27                25
at Peckville, Inc.        Realty  XXVI,
                          Inc.
Balanced Care Realty      Balanced Care           28                25
at Peckville, Inc.        Realty  XXVII,
                          Inc.
Balanced Care Realty      Balanced Care           29                25
at Peckville, Inc.        Realty
                          XXVIII, Inc.
Balanced Care Realty      Balanced Care           30                25
at Peckville, Inc.        Realty  XXIX,
                          Inc.
Balanced Care Realty      Balanced Care           31                25
at Peckville, Inc.        Realty  XXX,
                          Inc.
Balanced Care Realty      Balanced Care           32                25
at Peckville, Inc.        Realty  XXXI,
                          Inc.
Balanced Care Realty      Balanced Care           33                25
at Peckville, Inc.        Realty  XXXII,
                          Inc.
Balanced Care Realty      Balanced Care           34                25
at Peckville, Inc.        Realty
                          XXXIII, Inc.

Balanced Care Realty      Balanced Care           35                25
at Peckville, Inc.        Realty  XXXIV,
                          Inc.
Balanced Care Realty      Balanced Care           36                25
at Peckville, Inc.        Realty  XXXV,
                          Inc.
Balanced Care Realty      Balanced Care           37                25
at Peckville, Inc.        Realty  XXXVI,
                          Inc.
Balanced Care Realty      Balanced Care           38                25
at Peckville, Inc.        Realty
                          XXXVII, Inc.
Balanced Care Realty      Balanced Care           39                25
at Peckville, Inc.        Realty
                          XXXVIII, Inc.
Balanced Care Realty      Balanced Care           40                25
at Peckville, Inc.        Realty  XXXIX,
                          Inc.
Balanced Care Realty      Balanced Care            1                25
at Reading, Inc.          Corporation
Balanced Care Realty      Balanced Care            2                25
at Reading, Inc.          Realty  I,
                          Inc.
Balanced Care Realty      Balanced Care            3                25
at Reading, Inc.          Realty  II,
                          Inc.
Balanced Care Realty      Balanced Care            4                25
at Reading, Inc.          Realty  III,
                          Inc.
Balanced Care Realty      Balanced Care            5                25
at Reading, Inc.          Realty  IV,
                          Inc.
Balanced Care Realty      Balanced Care            6                25
at Reading, Inc.          Realty  V,
                          Inc.
Balanced Care Realty      Balanced Care            7                25
at Reading, Inc.          Realty  VI,
                          Inc.
Balanced Care Realty      Balanced Care            8                25
at Reading, Inc.          Realty  VII,
                          Inc.
Balanced Care Realty      Balanced Care            9                25
at Reading, Inc.          Realty  VIII,
                          Inc.
Balanced Care Realty      Balanced Care           10                25
at Reading, Inc.          Realty  IX,
                          Inc.
Balanced Care Realty      Balanced Care           11                25
at Reading, Inc.          Realty  X,
                          Inc.
Balanced Care Realty      Balanced Care           12                25
at Reading, Inc.          Realty  XI,
                          Inc.

Balanced Care Realty      Balanced Care           13                25
at Reading, Inc.          Realty  XII,
                          Inc.
Balanced Care Realty      Balanced Care           14                25
at Reading, Inc.          Realty  XIII,
                          Inc.
Balanced Care Realty      Balanced Care           15                25
at Reading, Inc.          Realty  XIV,
                          Inc.
Balanced Care Realty      Balanced Care           16                25
at Reading, Inc.          Realty  XV,
                          Inc.
Balanced Care Realty      Balanced Care           17                25
at Reading, Inc.          Realty  XVI,
                          Inc.
Balanced Care Realty      Balanced Care           18                25
at Reading, Inc.          Realty  XVII,
                          Inc.
Balanced Care Realty      Balanced Care           19                25
at Reading, Inc.          Realty  XVIII,
                          Inc.
Balanced Care Realty      Balanced Care           20                25
at Reading, Inc.          Realty  XIX,
                          Inc.
Balanced Care Realty      Balanced Care           21                25
at Reading, Inc.          Realty  XX,
                          Inc.
Balanced Care Realty      Balanced Care           22                25
at Reading, Inc.          Realty  XXI,
                          Inc.
Balanced Care Realty      Balanced Care           23                25
at Reading, Inc.          Realty  XXII,
                          Inc.
Balanced Care Realty      Balanced Care           24                25
at Reading, Inc.          Realty  XXIII,
                          Inc.
Balanced Care Realty      Balanced Care           25                25
at Reading, Inc.          Realty  XXIV,
                          Inc.
Balanced Care Realty      Balanced Care           26                25
at Reading, Inc.          Realty  XXV,
                          Inc.
Balanced Care Realty      Balanced Care           27                25
at Reading, Inc.          Realty  XXVI,
                          Inc.
Balanced Care Realty      Balanced Care           28                25
at Reading, Inc.          Realty  XXVII,
                          Inc.
Balanced Care Realty      Balanced Care           29                25
at Reading, Inc.          Realty
                          XXVIII, Inc.

Balanced Care Realty      Balanced Care           30                25
at Reading, Inc.          Realty  XXIX,
                          Inc.
Balanced Care Realty      Balanced Care           31                25
at Reading, Inc.          Realty  XXX,
                          Inc.
Balanced Care Realty      Balanced Care           32                25
at Reading, Inc.          Realty  XXXI,
                          Inc.
Balanced Care Realty      Balanced Care           33                25
at Reading, Inc.          Realty  XXXII,
                          Inc.
Balanced Care Realty      Balanced Care           34                25
at Reading, Inc.          Realty
                          XXXIII, Inc.
Balanced Care Realty      Balanced Care           35                25
at Reading, Inc.          Realty  XXXIV,
                          Inc.
Balanced Care Realty      Balanced Care           36                25
at Reading, Inc.          Realty  XXXV,
                          Inc.
Balanced Care Realty      Balanced Care           37                25
at Reading, Inc.          Realty  XXXVI,
                          Inc.
Balanced Care Realty      Balanced Care           38                25
at Reading, Inc.          Realty
                          XXXVII, Inc.
Balanced Care Realty      Balanced Care           39                25
at Reading, Inc.          Realty
                          XXXVIII, Inc.
Balanced Care Realty      Balanced Care           40                25
at Reading, Inc.          Realty  XXXIX,
                          Inc.
Balanced Care Realty      Balanced Care            1                25
at Scranton, Inc.         Corporation
Balanced Care Realty      Balanced Care            2                25
Scranton, Inc.            Realty  I,
                          Inc.
Balanced Care Realty      Balanced Care            3                25
Scranton, Inc.            Realty  II,
                          Inc.
Balanced Care Realty      Balanced Care            4                25
at Scranton, Inc.         Realty  III,
                          Inc.
Balanced Care Realty      Balanced Care            5                25
at Scranton, Inc.         Realty  IV,
                          Inc.

Balanced Care Realty      Balanced Care            6                25
at Scranton, Inc.         Realty  V,
                          Inc.
Balanced Care Realty      Balanced Care            7                25
at Scranton, Inc.         Realty  VI,
                          Inc.

Balanced Care Realty      Balanced Care            8                25
at Scranton, Inc.         Realty  VII,
                          Inc.
Balanced Care Realty      Balanced Care            9                25
at Scranton, Inc.         Realty  VIII,
                          Inc.
Balanced Care Realty      Balanced Care           10                25
at Scranton, Inc.         Realty  IX,
                          Inc.
Balanced Care Realty      Balanced Care           11                25
at Scranton, Inc.         Realty  X,
                          Inc.
Balanced Care Realty      Balanced Care           12                25
at Scranton, Inc.         Realty  XI,
                          Inc.
Balanced Care Realty      Balanced Care           13                25
at Scranton, Inc.         Realty  XII,
                          Inc.
Balanced Care Realty      Balanced Care           14                25
at Scranton, Inc.         Realty  XIII,
                          Inc.
Balanced Care Realty      Balanced Care           15                25
at Scranton, Inc.         Realty  XIV,
                          Inc.
Balanced Care Realty      Balanced Care           16                25
at Scranton, Inc.         Realty  XV,
                          Inc.
Balanced Care Realty      Balanced Care           17                25
at Scranton, Inc.         Realty  XVI,
                          Inc.
Balanced Care Realty      Balanced Care           18                25
at Scranton, Inc.         Realty  XVII,
                          Inc.
Balanced Care Realty      Balanced Care           19                25
at Scranton, Inc.         Realty  XVIII,
                          Inc.
Balanced Care Realty      Balanced Care           20                25
at Scranton, Inc.         Realty  XIX,
                          Inc.
Balanced Care Realty      Balanced Care           21                25
at Scranton, Inc.         Realty  XX,
                          Inc.
Balanced Care Realty      Balanced Care           22                25
at Scranton, Inc.         Realty  XXI,
                          Inc.
Balanced Care Realty      Balanced Care           23                25
at Scranton, Inc.         Realty  XXII,
                          Inc.
Balanced Care Realty      Balanced Care           24                25
at Scranton, Inc.         Realty  XXIII,
                          Inc.

Balanced Care Realty      Balanced Care           25                25
at Scranton, Inc.         Realty  XXIV,
                          Inc.
Balanced Care Realty      Balanced Care           26                25
at Scranton, Inc.         Realty  XXV,
                          Inc.
Balanced Care Realty      Balanced Care           27                25
at Scranton, Inc.         Realty  XXVI,
                          Inc.
Balanced Care Realty      Balanced Care           28                25
at Scranton, Inc.         Realty  XXVII,
                          Inc.
Balanced Care Realty      Balanced Care           29                25
at Scranton, Inc.         Realty
                          XXVIII, Inc.
Balanced Care Realty      Balanced Care           30                25
at Scranton, Inc.         Realty  XXIX,
                          Inc.
Balanced Care Realty      Balanced Care           31                25
at Scranton, Inc.         Realty  XXX,
                          Inc.
Balanced Care Realty      Balanced Care           32                25
at Scranton, Inc.         Realty  XXXI,
                          Inc.
Balanced Care Realty      Balanced Care           33                25
at Scranton, Inc.         Realty  XXXII,
                          Inc.
Balanced Care Realty      Balanced Care           34                25
at Scranton, Inc.         Realty
                          XXXIII, Inc.
Balanced Care Realty      Balanced Care           35                25
at Scranton, Inc.         Realty  XXXIV,
                          Inc.
Balanced Care Realty      Balanced Care           36                25
at Scranton, Inc.         Realty  XXXV,
                          Inc.
Balanced Care Realty      Balanced Care           37                25
at Scranton, Inc.         Realty  XXXVI,
                          Inc.
Balanced Care Realty      Balanced Care           38                25
at Scranton, Inc.         Realty
                          XXXVII, Inc.
Balanced Care Realty      Balanced Care           39                25
at Scranton, Inc.         Realty
                          XXXVIII, Inc.
Balanced Care Realty      Balanced Care           40                25
at Scranton, Inc.         Realty  XXXIX,
                          Inc.
Balanced Care Realty      Balanced Care            1                25
at State College, Inc.    Corporation
Balanced Care Realty      Balanced Care            2                25
at State College, Inc.    Realty  I,
                          Inc.

Balanced Care Realty      Balanced Care            3                25
at State College, Inc.    Realty  II,
                          Inc.
Balanced Care Realty      Balanced Care            4                25
at State College, Inc.    Realty  III,
                          Inc.
Balanced Care Realty      Balanced Care            5                25
at State College, Inc.    Realty  IV,
                          Inc.
Balanced Care Realty      Balanced Care            6                25
at State College, Inc.    Realty  V,
                          Inc.
Balanced Care Realty      Balanced Care            7                25
at State College, Inc.    Realty  VI,
                          Inc.
Balanced Care Realty      Balanced Care            8                25
at State College, Inc.    Realty  VII,
                          Inc.
Balanced Care Realty      Balanced Care            9                25
at State College, Inc.    Realty  VIII,
                          Inc.
Balanced Care Realty      Balanced Care           10                25
at State College, Inc.    Realty  IX,
                          Inc.
Balanced Care Realty      Balanced Care           11                25
at State College, Inc.    Realty  X,
                          Inc.
Balanced Care Realty      Balanced Care           12                25
at State College, Inc.    Realty  XI,
                          Inc.
Balanced Care Realty      Balanced Care           13                25
at State College, Inc.    Realty  XII,
                          Inc.
Balanced Care Realty      Balanced Care           14                25
at State College, Inc.    Realty  XIII,
                          Inc.
Balanced Care Realty      Balanced Care           15                25
at State College, Inc.    Realty  XIV,
                          Inc.
Balanced Care Realty      Balanced Care           16                25
at State College, Inc.    Realty  XV,
                          Inc.
Balanced Care Realty      Balanced Care           17                25
at State College, Inc.    Realty  XVI,
                          Inc.

Balanced Care Realty      Balanced Care           18                25
at State College, Inc.    Realty  XVII,
                          Inc.
Balanced Care Realty      Balanced Care           19                25
at State College, Inc.    Realty  XVIII,
                          Inc.

Balanced Care Realty      Balanced Care           20               25
at State College, Inc.    Realty  XIX,
                          Inc.
Balanced Care Realty      Balanced Care            21               25
at State College, Inc.    Realty  XX,
                          Inc.
Balanced Care Realty      Balanced Care            22               25
at State College, Inc.    Realty  XXI,
                          Inc.
Balanced Care Realty      Balanced Care            23               25
at State College, Inc.    Realty  XXII,
                          Inc.
Balanced Care Realty      Balanced Care            24               25
at State College, Inc.    Realty  XXIII,
                          Inc.
Balanced Care Realty      Balanced Care            25               25
at State College, Inc.    Realty  XXIV,
                          Inc.
Balanced Care Realty      Balanced Care            26               25
at State College, Inc.    Realty  XXV,
                          Inc.
Balanced Care Realty      Balanced Care            27               25
at State College, Inc.    Realty  XXVI,
                          Inc.
Balanced Care Realty      Balanced Care            28               25
at State College, Inc.    Realty  XXVII,
                          Inc.
Balanced Care Realty      Balanced Care            29               25
at State College, Inc.    Realty  XXVIII,
                          Inc.
Balanced Care Realty      Balanced Care            30               25
at State College, Inc.    Realty  XXIX,
                          Inc.
Balanced Care Realty      Balanced Care            31               25
at State College, Inc.    Realty  XXX,
                          Inc.
Balanced Care Realty      Balanced Care            32               25
at State College, Inc.    Realty  XXXI,
                          Inc.
Balanced Care Realty      Balanced Care            33               25
at State College, Inc.    Realty  XXXII,
                          Inc.
Balanced Care Realty      Balanced Care            34               25
at State College, Inc.    Realty  XXXIII,
                          Inc.
Balanced Care Realty      Balanced Care            35               25
at State College, Inc.    Realty  XXXIV,
                          Inc.
Balanced Care Realty      Balanced Care            36               25
at State College, Inc.    Realty  XXXV,
                          Inc.
Balanced Care Realty      Balanced Care            37               25
at State College, Inc.    Realty  XXXVI,
                          Inc.

Balanced Care Realty      Balanced Care            38               25
at State College, Inc.    Realty  XXXVII,
                          Inc.
Balanced Care Realty      Balanced Care            39               25
at State College, Inc.    Realty
                          XXXVIII, Inc.
Balanced Care Realty      Balanced Care            40               25
at State College, Inc.    Realty  XXXIX,
                          Inc.
Balanced Care Realty      Balanced Care            1              1,000
at Mansfield, Inc.        Corporation
Balanced Care Realty      Balanced Care            1              1,000
at Martinsburg, Inc.      Corporation
Balanced Care Realty      Balanced Care            1              1,000
at Maumelle, Inc.         Corporation
Balanced Care Realty      Balanced Care            1              1,000
at Mountain Home, Inc.    Corporation
Balanced Care Realty      Balanced Care            1              1,000
at Sherwood, Inc.         Corporation
Extended Care             BCC Harrisburg,          6               100
Operators of              Inc.
Harrisburg, L.L.C.
C&G Healthcare at         Balanced Care           002              100
Tallahassee, L.L.C.       Tallahassee,
                          Inc.
C&G Healthcare at         Balanced Care           002              100
Pensacola, L.L.C.         Pensacola, Inc.
Elder Care Operators      Balanced Care           006              100
of Lakemont Farms, LLC    Lakemont Farms,
                          Inc.
Elder Care Operators      Balanced Care           006              100
of Hilliard, LLC          Hilliard, Inc.
Elder Care Operators      Balanced Care           006              100
of Akron, LLC             Akron, Inc.
Elder Care Operators      Balanced Care           006              100
of York, LLC              York, Inc.
C&G Healthcare at         Balanced Care           002              100
Hagerstown, L.L.C.        Hagerstown,
                          Inc.
Elder Care Operators      Balanced Care           006              100
of Bristol, LLC           Bristol, Inc.
C&G Healthcare of         Balanced Care           002              100
Johnson City, L.L.C.      Johnson City,
                          Inc.
Elder Care Operators      Balanced Care           006              100
of Murfreesboro, LLC      Murfreesboro,
                          Inc.
C&G Healthcare at         Balanced Care           002              100
Teay's Valley L.L.C.      Teay's Valley,
                          Inc.

BCC at West View, Inc.    Balanced Care            1              1,000
                          Corporation
BCC at Mid-Valley,        Balanced Care            1              1,000
Inc.                      Corporation
BCC at Old Forge, Inc.    Balanced Care            1              1,000
                          Corporation

                          Balanced Care            1              1,000
BCC at Bloomsburg,        Corporation
Inc.
BCC at Kingston I,        Balanced Care            1              1,000
Inc.                      Corporation
BCC at Kingston II,       Balanced Care            1              1,000
Inc.                      Corporation
BCC at Blakely, Inc.      Balanced Care            1              1,000
                          Corporation
BCC at Harrisburg,        Balanced Care            1              1,000
Inc.                      Corporation
Balanced Care at          Balanced Care            1              1,000
Tallahassee, Inc.         Corporation
Balanced Care at          Balanced Care            1              1,000
Pensacola, Inc.           Corporation
Balanced Care at          Balanced Care            1              1,000
Lakemont Farms, Inc.      Corporation
Balanced Care at          Balanced Care            1              1,000
Hilliard, Inc.            Corporation

Balanced Care at          Balanced Care            1              1,000
Akron, Inc.               Corporation
Balanced Care at York,    Balanced Care            2              1,000
Inc.                      Corporation
Balanced Care at          Balanced Care            1              1,000
Hagerstown, Inc.          Corporation
Balanced Care at          Balanced Care            1              1,000
Bristol, Inc.             Corporation
Balanced Care at          Balanced Care            1              1,000
Johnson City, Inc.        Corporation
Balanced Care at          Balanced Care            1              1,000
Murfreesboro, Inc.        Corporation
Balanced Care at          Balanced Care            1              1,000
Teay's Valley, Inc.       Corporation

BCC at Darlington,        Balanced Care            1              1,000
Inc.                      Corporation
Balanced Care at          Balanced Care            1              1,000
Butler, Inc.              Corporation
Balanced Care at Eyers    Balanced Care            1              1,000
Grove, Inc.               Corporation
Balanced Care at North    Balanced Care            1              1,000
Ridge, Inc.               Corporation
Balanced Care at          Balanced Care            1              1,000
Sarver, Inc.              Corporation

Balanced Care Realty      Balanced Care            1              1,000
(OFC), Inc.               Corporation
Balanced Care at          Balanced Care            1              1,000
Medina, Inc.              Corporation
Balanced Care at          Balanced Care            1              1,000
Centerville, Inc.         Corporation
Balanced Care at          Balanced Care            1              1,000
Shippensburg, Inc.        Corporation